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Exhibit 10.30.4

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of December 19, 2002, between CRYPTO.COM, INC., a Delaware corporation (the "Assignor"), and SECURITY TECHNOLOGY, INC., a Delaware corporation ("Assignee").

                              W I T N E S S E T H :

WHEREAS, Assignee and Assignor wish to enter into this Agreement in order to consummate the assignment to Assignee of the Transferred Property owned by Assignor (as described on, and as limited by the contents of, Schedule A attached hereto) pursuant to the terms and conditions of that certain Exchange Agreement, dated December 9, 2002, by and among Assignee, Assignor and certain other parties, as same has been amended heretofore (the "Exchange Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed such terms in the Exchange Agreement.

NOW, THEREFORE, in consideration of the assignment of the Transferred Property and the mutual benefits to be derived by the parties hereto pursuant to the Exchange Agreement, Assignee and Assignor hereby agree as follows:

1. (a) Assignor does hereby sell, transfer, assign, and deliver to Assignee all of the right, title, and interest of Assignor in, to, and under the Transferred Property, and all improvements in support of or arising out of the Transferred Property, including but not limited to modifications, inventions, supplemental and ancillary patents or trade secrets, intellectual or industrial property, technology, know-how, works of authorship and goodwill created by Assignor subsequent to the Closing Date.

   (b) Assignee does hereby accept all the right, title, and interest of Assignor in, to, and under all of the Transferred Property.

   (c) Subject to the terms and conditions of the Exchange Agreement, Assignee and Assignor will use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions, contemplated by the Exchange Agreement. Assignor and Assignee agree to execute and deliver, or cause to be executed and delivered such other documents, certificates, agreements, and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by the Exchange Agreement and to vest in Assignee good and marketable title to the Transferred Property.

2. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

3. This Agreement may be executed in one or more counterparts, and by facsimile, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                         CRYPTO.COM, INC.

                                         By:    /s/ Don V. Hahnfeldt
                                                --------------------------------
                                         Name:  Don V. Hahnfeldt
                                                --------------------------------
                                         Title: President
                                                --------------------------------


                                         SECURITY TECHNOLOGY INC.

                                         By:    /s/ Ken Ducey, Jr.
                                                --------------------------------
                                         Name:  Ken Ducey, Jr.
                                                --------------------------------
                                         Title: Executive Vice President
                                                --------------------------------

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                Schedule A to Assignment and Assumption Agreement

                              Transferred Property

Assignor hereby transfers to Assignee all right, title in interest that Assignor currently owns and possesses in certain proprietary software and related intellectual property concerning cryptology (including, without limitation, all source code, object code and all materials and documents) which Crypto acquired in February, 2000 and has subsequently developed (the "Crypto Technology") for development in all commercial markets, including but not limited to, government, commercial, and private enterprise computer and communications security software.

The Crypto Technology is protected as a trade secret. Assignor has no federally registered copyright to the Crypto Technology, but asserts common law copyrights. The trademark "Crypto.com" is federally registered (Serial Number 76308457) and is transferred to Assignee together with the Crypto Technology.

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